SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-03

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

July 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5. Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-3
          July 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3


By: Wells Fargo Bank Minnesota, N.A.
    Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
        -------------------------------
        Melissa Philibert
Title:  Corporate Trust Officer
Date:   July 23, 2003

                                 EXHIBIT INDEX


EXHIBIT
NUMBER    DOCUMENT DESCRIPTION
-------   --------------------
EX-1      Distribution Financial Services RV Trust 1999-3
          July 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

               DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV

TRUST 1999-3

Accounting Date:               10-Jul-03
Determination Date:            14-Jul-03
Monthly Payment Date:          15-Jul-03
Collection Period Ending:      30-Jun-03

I.  COLLECTION ACCOUNT SUMMARY


    Principal and Interest Payments Received (including Prepayments)                                                5,477,388.73
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    142,653.18
    Current Monthly Interest Shortfall/Excess                                                                         -81,878.87
    Recoup of Collection Expenses                                                                                      -4,554.01
    Amount of Withdrawal, if any, from Reserve Account                                                                 31,976.68
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    5,565,585.71

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      969,090.97
    Amount of Interest Payments Received During the Collection Period                                               1,050,969.84
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -81,878.87

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             2,808,982.68
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               2,808,982.68
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                -31,976.68
    Reserve Account Investment Earnings                                                                                 2,099.29
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           2,808,982.68
    Total Ending Reserve Balance                                                                                    2,779,105.29

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,050,969.84
    Scheduled Principal Payments Received                                                                           1,037,438.53
    Principal Prepayments Received                                                                                  3,388,980.36
    Total Interest and Principal Payments Received                                                                  5,477,388.73

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   153,698.13
    minus  Reasonable Expenses                                                                                         11,044.95
    Net Liquidation Proceeds                                                                                          142,653.18
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     142,653.18

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,620,041.91
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  137,053,643.33
    multiplied by Servicer Fee Rate                                                                                         0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       61,757.74

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  137,053,643.33
    Pool Balance as of the Current Accounting Date                                                                132,217,550.15
    Age of Pool in Months                                                                                                     48

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        135,683,106.90
    Aggregate Note Balance as of Current Accounting Date                                                          130,895,374.65

b)

Current Month             Number of Loans  Principal Balance          Percentage
30-59 Days Delinquent              36          614,880.66                0.465%
60-89 Days Delinquent              12          267,794.20                0.203%
90-119 Days Delinquent              7          219,415.38                0.166%
120+ Days Delinquent                0                0.00                0.000%
Current Period Defaults            11          409,674.29                0.310%
Cumulative Defaults               378       13,661,066.71                3.648%
Cumulative Recoveries                        6,364,404.88                1.699%



    Current Month Realized Losses                                                                                     405,444.18
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.108%
    Preceding Realized Losses                                                                                         274,766.41
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.073%
    Second Preceding Realized Losses                                                                                   82,040.93
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.022%
    Cumulative Realized Losses                                                                                      7,296,661.83
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       1.948%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.35302162
                                                                                                                      0.34949143

a)                                                                                                                          0.00
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         146,283.97
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                              Noteholders'
                                                                             Beginning      Monthly Principal          Ending
                                                                              Balance      Distributable Amount        Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              26,397,106.90          4,787,732.25     21,609,374.65
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     48,360.93
                                                                                                                      -80,337.61


VIII POOL STATISTICS

                                                                                                                            8.89%
                                                                                                                             131


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured
  Principal+Reserve Deposit)                                                                                        5,565,585.71
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,566,294.04

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00